UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 07, 2012
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of the shareholders of the Company was held on June 7, 2012.

(b)
The shareholders elected the Company’s nominee for director and ratified the action of the Board of Directors amending the PAR Technology Corporation 2005 Equity Incentive Plan to reserve an additional 1,250,000 shares of the Company’s common stock for issuance under the Plan.

1.	Election of Director:

	Shares For	Shares Withheld	Broker Non-Votes
Mr. Sangwoo Ahn	8,871,282	375,284	0

2.
Ratification of the action of the Board of Directors amending the PAR Technology Corporation 2005 Equity Incentive Plan to reserve an additional 1,250,000 shares of the Company’s common stock for issuance under the Plan.

	Shares For	Shares Withheld	Shares Abstain	Broker Non-Votes
2005 Equity Incentive Plan	6,642,977	2,595,797	7,792	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR Technology Corporation
(Registrant)
Date: June 13, 2012	By:	/S/RONALD J. CASCIANO
Ronald J. Casciano
Sr. Vice President, CFO and Treasurer